Financial instruments and risk management	12 Months Ended
Dec. 31, 2018
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Financial instruments and risk management
Financial instruments and risk management

We are exposed to several market risks, including credit risk, foreign currency risk and interest rate risk. Our policy is to reduce our exposure to these risks, where possible, within boundaries deemed appropriate by our management team. This may include the use of derivative instruments.

Credit risk

We have financial assets, including cash and cash equivalents, marketable securities, other receivables and certain amounts receivable on derivative instruments. These assets expose us to credit risk arising from possible default by the counterparty. Most of the counterparties are creditworthy financial institutions or large oil and gas companies. We do not expect any significant loss to result from non-performance by such counterparties.

We do not demand collateral in the normal course of business. The credit exposure of interest rate swap agreements, currency option contracts and foreign currency contracts is represented by the fair value of contracts with a positive fair value at the end of each period, reduced by the effects of master netting agreements, adjusted for counterparty non-performance credit risk assumptions. It is our policy to enter into master netting agreements with the counterparties to derivative financial instrument contracts, which give us the legal right to discharge all or a portion of amounts owed to a counterparty by offsetting them against amounts that the counterparty owes to us.

Concentration of risk

There is also a concentration of credit risk with respect to cash and cash equivalents to the extent that most of the amounts are carried with Citibank, Nordea Bank Finland Plc, Danske Bank A/S, BNP Paribas and ING Bank N.V. We consider these risks to be remote. For details on the customers with greater than 10% of contract revenues, refer to Note 6 - Segment information.

Foreign exchange risk

As is customary in the oil and gas industry, a majority of our revenues and expenses are denominated in U.S. dollars, which is the functional currency of most of our subsidiaries and equity method investees. However, a portion of the revenues and expenses of certain of our subsidiaries and equity method investees are denominated in other currencies. We are therefore exposed to foreign exchange gains and losses that may arise on the revaluation or settlement of monetary balances denominated in foreign currencies.

Before we entered Chapter 11, we had unsecured bonds denominated in Norwegian Krone and Swedish Krona. These bonds were extinguished on emergence from Chapter 11. Our remaining foreign exchange exposures primarily relate to foreign denominated cash and working capital balances. We do not expect these remaining exposures to cause a significant amount of fluctuation in net income and therefore do not currently hedge them. Further, the effect of fluctuations in currency exchange rates caused by our international operations generally has not had a material impact on our overall operating results.

Interest rate risk

Our exposure to interest rate risk relates mainly to our floating rate debt and balances of surplus funds placed with financial institutions. We manage this risk through the use of derivative arrangements. We have set out our exposure to interest rate risk on our net debt obligations at December 31, 2018 (Successor) in the below table.

(In $ millions)	Principal outstanding	Hedging instruments - see below	Net exposure	Impact of 1% increase in rates
Senior Credit Facilities	5,662	4,500	1,162	15
Debt contained within VIEs	655	—	655	6
Total floating rate debt obligations	6,317	4,500	1,817	21
New Secured Notes	769	—	—	—
Less: Cash and Restricted Cash	(2,003)	—	(2,003)	(20)
Net debt	5,083	4,500	(186)	1

At December 31, 2017 we were in Chapter 11 and did not make interest payments on our Senior Credit Facilities. Our exposure to interest rate risk was therefore limited to loans contained within VIEs. The net exposure on those debt obligations was not materially different to the amount shown in the above table.

On May 11, 2018, we purchased an interest rate cap for $68 million to mitigate our exposure to future increases in LIBOR on our Senior Credit Facility debt. The interest rate cap is not designated as a hedge and therefore does not apply hedge accounting. The capped rate against the 3-month US LIBOR is 2.87% and covers the period from June 15, 2018 to June 15, 2023.

The LIBOR rate applied on our debt at December 31, 2018 was 2.81%. Therefore, the interest cap would mitigate the impact of 94% of a theoretical 1% point increase in the LIBOR rate. This is set out in the below table.

(In $ millions)	Amount	Impact of 1% point increase in rates (before impact of interest rate cap)	Less: impact of LIBOR CAP	Impact of 1% point increase in rates (after impact of interest rate cap)

Senior Credit Facility debt - hedged	4,500	45	(42)	3
Senior Credit Facility debt - not hedged	1,162	12	—	12
Total Senior Credit Facility Debt	5,662	57	(42)	15

One of the Ship Finance subsidiaries that we consolidate as a VIE (refer to Note 35 "Variable Interest Entities") previously entered into interest rate swaps to mitigate its exposure to variability in cash flows for future interest payments on the loans taken out to finance the acquisition of the West Linus. These interest rate swaps matured on December 31, 2018.

Gains and losses on derivatives reported in consolidated statement of operations

Gains and losses on derivatives reported in our consolidated statement of operations included the following:

	Successor	Predecessor
(In $ millions)	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018	Year ended December 31, 2017	Year ended December 31, 2016
(Loss)/gain recognized in the Consolidated Statement of Operations relating to derivative financial instruments
Interest rate cap agreement	(22)	(6)	—	—
Archer convertible debt instrument	(9)	2	(4)	—
Interest rate swaps not designated for hedge accounting	—	—	(31)	(48)
Cross currency swaps not designated for hedge accounting	—	—	46	(20)
Other	—	—	—	(6)
Loss/(gain) on derivative financial instruments	(31)	(4)	11	(74)

Interest rate cap - This represents changes in fair value on our interest rate cap agreement referred above.

Archer convertible debt instrument - This represents gains and losses on the conversion option included within a $45 million convertible bond issued to us by Archer. Please see Note 30 - Related party transactions for further details.

Interest rate swaps and cross currency swaps - Prior to filing for Chapter 11 (Predecessor), we used interest rate swaps and cross currency swaps to mitigate the impact of currency and interest rate fluctuations on our debt. When we filed for Chapter 11 we triggered a default under these agreements and our counterparties terminated the contracts and received an allowed claim for damages suffered. We reversed the liabilities for these instruments and recorded liabilities equal to the expected value of the allowed claims received by our counterparties. The allowed claim values were higher than the previous fair values, which factored in a discount for our own credit risk, so this led to an expense of $89 million. We classified the expense within reorganization items (see note 4 for further details).

Derivative financial instruments included in our Consolidated Balance Sheet

Derivative financial instruments included in our Consolidated Balance Sheet, within "Other Assets" included the following:

(In $ millions)	Maturity date	Applicable rate	Outstanding principal - December 31, 2018	As at December 31, 2018	As at December 31, 2017

Interest rate cap	June 2023	2.87% LIBOR cap	4,500	39	—
Interest rate hedge agreement in the VIE	October 2018 - December 2018	1.77% - 2.01%	—	—	—
				39	—